Stockholders' Equity	12 Months Ended
Apr. 30, 2018
Stockholders' Equity Note [Abstract]
Stockholders' Equity
We had no repurchases or retirements of common stock in fiscal year 2018. During fiscal year 2017, we repurchased and immediately retired 14.0 million shares of common stock at an aggregate cost of $317.0 million, or an average price of $22.61 per share. During fiscal year 2016, we repurchased and immediately retired 56.4 million shares of common stock at an aggregate cost of $2.0 billion, or an average price of $35.46 per share.
As of April 30, 2018 and 2017, substantially all of the balance of our accumulated comprehensive loss consisted of foreign currency translation adjustments.